POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director Kenneth Lipper of The Lipper Funds, Inc., a Maryland corporation (hereinafter called the "Fund") does hereby constitute and appoint Abraham Biderman and Steven Finkel, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 29th day of November, 1995.




                                    /s/ Kenneth Lipper
                                    Kenneth Lipper

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director Abraham Biderman of The Lipper Funds, Inc., a Maryland corporation (hereinafter called the "Fund") does hereby constitute and appoint Kenneth Lipper and Steven Finkel, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 29th day of November, 1995.




                                    /s/ Abraham Biderman
                                    Abraham Biderman

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director Stanley Brezenoff of The Lipper Funds, Inc., a Maryland corporation (hereinafter called the "Fund") does hereby constitute and appoint Kenneth Lipper, Abraham Biderman and Steven Finkel, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 18th day of December, 1995.




                                    /s/ Stanley Brezenoff
                                    Stanley Brezenoff

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director Martin Maltz of The Lipper Funds, Inc., a Maryland corporation (hereinafter called the "Fund") does hereby constitute and appoint Kenneth Lipper, Abraham Biderman and Steven Finkel, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of
this      day of





                                    Martin Maltz

                                                            Exhibit 20

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned director Irwin E. Russell of The Lipper Funds, Inc., a Maryland corporation (hereinafter called the "Fund") does hereby constitute and appoint Kenneth Lipper, Abraham Biderman and Steven Finkel, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Fund to comply with the Investment Company Act of 1940, Securities Act of 1933, any requirements of the Securities and Exchange Commission in respect thereof, and any state securities laws, in connection with the registration under said Acts of the aforesaid Fund and the offerings of shares by such Fund, including specifically and without limitation power and authority to sign his name to any and all Notifications of Registration and Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such Fund and shares, and any amendments (including post-effective amendments) or applications for amendment or supplements of or to such Notifications of Registration and Registration Statements, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of this 27th day of December.




                                    /s/Irwin E. Russell
                                    Irwin E. Russell